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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                FORM 8-K

                          CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)   April 5, 1998

                           Sector Communications, Inc.
              (Exact Name of Registrant as Specified in Its Charter)

                                  Nevada
                (State or Other Jurisdiction of Incorporation)

		0-22382						                              561051491
	(Commission File Number)				                (IRS Employer
                                             Identification No.)

               	7601 Lewinsville Road, McLean, VA		22102
         	(Address of Principal Executive Offices)	(Zip Code)

                              (703) 761-1500
          (Registrant's Telephone Number, Including Area Code)

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             INFORMATION TO BE INCLUDED IN THE REPORT


Items 5.  Events.

	Effective April 5, 1998, Firstimpex, a non-U.S. person, as such term is defined in Rule 902 (o) of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), acquired from the then holder 250 shares of the Series A 8% Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), of Sector Communications, Inc. (the "Company") and converted 165 shares of the Preferred Stock into 73,333 shares of the Company's Common Stock, $.001 par value (the "Common Stock"). Firstimpex also received 75,000 shares of the Common Stock in consideration of its purchase of the 250 shares of the Preferred Stock, thereby relieving the Company of its obligation to redeem the shares at 120% of the holder's purchase price (i.e., $250,000). Firstimpex continues to hold 85 shares of the Preferred Stock, which shares first become convertible into shares of the Common Stock, at the holder's option, on or after May 5, 1998.

Items 6.  Financial Statements and Exhibits.

	(a)	Financial statements of business acquired:

				Not applicable

	(b)	Proforma financial information:

				Not applicable

	Number	   Exhibit
 ------    -------

	    A		   Copy of Convertible Promissory Note due July 30, 1999.


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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

	(a)	Securities Sold.   On April 15, 1998, the Company sold
$500,000 in principal amount of its Convertible Promissory Notes due July 30, 1999 (the "Notes"). In addition, the two purchasers each received 30,000 shares of the Common Stock.

	(b)	Underwriters and Other Purchasers.   There was no
underwriter. The Notes were sold to Amex Corp. Limited and Danvers Investment Corp., each a British Virgin Island corporation.

	(c)	Consideration.   The purchase price for the Notes was
$500,000; however, the Company received only $430,000 after deduction of placement agent or finder's fees and legal expenses of counsel for the purchasers.

	(d)	Exemption From Registration Claimed.   The Company
believes that the sale was exempt from registration pursuant to Regulation S under the Securities Act in that, based on each purchaser's representations, each purchaser was not a U.S.
person which acquired the Notes (and the shares of the Common Stock) in an "offshore transaction" (as such term is defined in Rule 902 (i) of Regulation S under the Securities Act) from a Reporting Issuer (as such term is defined in Rule 902 (l) of Regulation S under the Securities Act.

	(e)	Terms of Conversion or Exercise.   41 days after April
15, 1998, the holder of a Note may convert the principal amount, plus accrued interest (at the rate of 6% per annum), in whole or in part, into shares of the Common Stock at a conversion price equal to the lesser of (i) $2.88 (which was 80% of the then closing bid price of the Common Stock) or (ii) 80% of the average of the closing bid prices of the Common Stock for the five trading days immediately preceding the conversion date.


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                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act
1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	                         						Sector Communications, Inc.
                              						(Registrant)

Date	  April 24, 1998		           	By /s/ Geoffrey A. Button
                                      ----------------------
                              								Geoffrey A. Button
                              								President and Chief
                              								Executive Officer


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                                                              Exhibit A

                      CONVERTIBLE PROMISSORY NOTE



$250,000
               		                             Date: April 15, 1998



	FOR VALUE RECEIVED, the undersigned, Sector Communications,
Inc., a Nevada corporation (the "Maker"), hereby promises to pay to the order of Amex Corp. Limited, a British Virgin Island Corporation
(the "Holder"), at the Holder's offices located at c/o Gino Maislik, Zurlinden, Strasse 1, 8003 Zurich, Switzerland (or at such other place as the Holder of this Note designates in writing to the Maker), in lawful money of the United States of America, the principal sum of Two Hundred Fifty Thousand ($250,000) Dollars, plus all accrued and unpaid interest thereon as provided below, on July 30, 1999 (the "Scheduled Maturity Date"). The outstanding principal balance of this Note shall bear simple interest from the date hereof until repaid in full at the rate of six (6%) percent per annum.

	This Note and another convertible promissory note (the "Other Note") also in the principal amount of Two Hundred Fifty Thousand ($250,000) Dollars are being simultaneously issued and have the same terms and conditions.

1.	Conversion and Holder's Election.

	(a)		Commencing 41 days after the date hereof, the
Holder is entitled to
convert the principal amount of this Note, plus accrued interest, in whole or in part, into shares of the Maker's Common Stock, $.001 par value (the "Common Stock"), at a conversion price equal to the lesser of (i) $2.88 or (ii) 80% of the average of the closing bid prices for the five (5) trading days immediately preceding the Conversion Date (as hereinafter defined) as reported by The Nasdaq Stock Market, Inc. ("Nasdaq") or such other entity on which the Common Stock may be then traded.

	(b)	On the Scheduled Maturity Date or any date on which
prepayment is made pursuant to Section 2 hereof, the Holder may, by notice to the Maker delivered at least two (2) business days prior to the Scheduled Maturity Date or the date noticed for prepayment, elect either (i) to receive such payment or prepayment, together with accrued interest, or (ii) to convert the principal amount and the interest payment into shares of the Common Stock at the conversion price set forth in subsection (a) of this Section 1.

	(c)	Any conversion pursuant to subsection (a) or (b) of
the Section 1shall be effectuated by surrendering to the Maker, or its attorney, the Note together with a facsimile or original of a signed notice of conversion in the form annexed hereto as Exhibit A (the "Notice of Conversion") which evidences the
Holder's intention to convert this Note in its entirety or partially if pursuant to subsection (a) of this Section 1 or in its entirety if pursuant to subsection (b) of this Section 1.
The date on which the Notice of

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Conversion is effective (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Maker a facsimile or the original of the signed Notice of Conversion and this Note, but not later than the Scheduled Maturity Date.

	(d)	In the event that the Holder converts this Note
pursuant to subsection (a) of this Section 1for less than the principal amount hereof, the Maker will issue to the Holder a new note identical in other respects to this Note for the balance of the principal amount, with interest to accrue after the Conversion Date.

	(e)	No fractional shares or scrip representation
representing fractional shares of the Common Stock will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

	(f)	The Maker shall at all times reserve and have
available all shares of the Common Stock necessary to meet conversion of this Note and the other Note.

	(g)	Delivery of shares of the Common Stock upon conversion
shall be made as soon after the Conversion Date as practible, but subject to any notice provision to Nasdaq or any listing requirement of the national securities exchange on which the Common Stock may then be listed.

	(h)	Whenever the Holder receives shares of the Common
Stock upon conversion pursuant to this Section 1, the Holder represents and warrants to the Maker that the Holder is acquiring such shares for investment and not with a view toward, or in connection with, any distribution thereof.

2.	Prepayment.

	The unpaid principal amount of this Note may be prepaid at any time in whole, or in part, by the Maker without penalty; provided that the Maker gives the Holder five (5) prior business days' notice of such intended prepayment. Any such prepayment shall first be applied to accrued interest and then to principal.

3.	Default.

	(a)	Definition.  For purposes of this Note, an Event of
Default shall be deemed to have occurred if:

		(i)	the Maker fails to pay when due (whether at
maturity or otherwise) the full amount of interest then accrued on this Note or the full amount of any principal payment on this Note; or

		(ii)	there is entered any order, judgment or decree by
a court of competent jurisdiction for relief in respect of the Maker under any applicable federal or state bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or other similar law, whether now or hereafter in effect, or

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appointing a receiver, assignee or trustee of all or a substantial part of the Maker's property, assets or revenues and that order, judgment or decree shall have continued unstayed, unbonded and in effect for a period of 60 days; or

	(iii)	the filing by the Maker of a petition seeking relief under Title
11 of the United States Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or other similar law, or the consent by the Maker to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession by a receiver, liquidator, assignee, trustee or custodian of any substantial part of the properties, assets or revenues of the Maker or the making by the Maker of a general assignment for the benefit of its creditors; or

		(iv)	the inability of the Maker to pay its debts as
they mature or if the Maker becomes insolvent.

	The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

	(b)	Consequences of Event of Default.

		(i)	If any Event of Default has occurred, the
interest rate on this Note shall increase immediately by an increment of two (2) percentage point(s) to the extent permitted by law.

		(ii)	If an Event of Default has occurred, the
aggregate principal amount of the Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Holder, and the Maker shall immediately pay to the Holder all amounts due and payable with respect to the Note.

		(iii)	The Holder shall also have any other rights
which the Holder may have been afforded under any contract or agreement at any time and any other rights which the Holder may have pursuant to applicable law.

		(v)	The Maker hereby waives diligence, presentment,
protest and demand and notice of protest and demand, dishonor, nonpayment of this Note, and any statutory or other right of redemption, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Holder may accept security for this Note or release security of this Note, all without in any way affecting the liability of the Maker hereunder.

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4.	Collection.

	The Maker shall pay to the Holder, upon demand, all reasonable out of pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Holder in connection with the collection of any amounts due under this Note.

5.	Representations of the Holder.

	(a)	The Holder represents and warrants to the Maker that
it is not a U.S. person as such term is defined in Rule 902(o) of Regulation S under the Securities Act of 1933, as amended
(the "Securities Act"); that, in acquiring this Note, it was not acting for a U.S. person; and that the Note was acquired in an offshore transaction as such term is defined in Rule 902(i) of Regulation S under the Securities Act.

	(b)	The Holder represents and warrants to the Maker that
it or any transferee permitted under the Securities Act will not be, on the Conversion Date, a U.S. person and, in effecting the conversion, will not be acting for a U.S. person and will effect such conversion in an offshore transaction.

6.	Miscellaneous.

	(a)	No amendment, modification or waiver of any provision
of this Note shall be effective unless the same shall be in writing and signed by the Maker and the Holder. The provision of this Note shall be binding upon the successors and assigns of the Maker.

	(b)	This Note shall be governed by, and construed in
accordance with, the laws of the State of Nevada without giving effect to the principles of conflicts of laws.

	(c)	This Note shall be paid without claim of set-off or
deduction of any nature or for any cause whatsoever.

	(d)	Upon receipt of evidence reasonably satisfactory to
the Maker of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Maker if lost, stolen or destroyed, the Maker shall execute and deliver to the Holder a new note identical in all respects to this Note.

	(e)	No failure on the part of the Holder to exercise, and
no delay in exercising, any right, power or privilege under this Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any right, power or privilege. The remedies herein provided are cumulative and not exclusive of any and all other remedies provided by law.

	(f)	All notices and other communications required or
permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (i) when

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hand delivered to the other party; (ii) when received when sent by facsimile to the number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (1) a duplicate copy of such facsimile notice is promptly given by one of the other methods described in this Section 6(f) or (2) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method described in this Section 6(f)); and (iii) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To:  the Holder at the			              	 	To:  the Maker
---------------                           --------------
address set forth in the                  Sector Communications, Inc.
introduction to this Convertible				      7601 Lewinsville Road
Promissory Note						                     McLean, Virginia 22102
Fax No.:   011-431-535-3628					          Fax No.:   (703) 761-9790
Attn:	Gino Maislik						                  Attn: Chairman

A party may change or supplement the address, fax number and contact given above by giving the other party written notice of the new address, fax number or contact in the manner set forth above.


                                     	SECTOR COMMUNICATIONS, INC.


	                                					By:
                                         ______________________________
                                    					Name:
                                         Title:

                                  EXHIBIT A

                            NOTICE OF CONVERSION


        (To be Executed by the Holder in order to Convert the Note)


		The undersigned hereby irrevocably elects, as of , 199_, to convert $____________ in principal amount of the Convertible Promissory Note dated April __, 1998 (the "Note") into shares of Common Stock of Sector Communications, Inc. according to the conditions set forth in the Note.

		The undersigned represents that it is not a U.S. person as defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), is not converting the Note on behalf of any U.S. person and is converting in an offshore transaction as defined in Regulation S under the Securities Act.

Date of Conversion___________________________________________
Applicable Conversion Price__________________________________
Number of shares of Common Stock_____________________________
Signature____________________________________________________
                     	 						(Name)
Address for delivery of the Common Stock ____________________
Phone   _________________________Fax_________________________